UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016 (May 13, 2016)
HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On May 13, 2016, Taft Stettinius & Hollister, LLP (the "Plaintiff") filed a complaint in the Court of Common Pleas for Hamilton County, Ohio against Healthwarehouse.com, Inc. (the "Company").  The complaint alleges that the Plaintiff provided legal services to the Company beginning in April 2011 until January 2015 and billed the Company in the amount of $936,777, and for which the Company has not made payment.  The complaint seeks damages against the Company in the amount of $936,777 plus interest.  The Company plans to investigate the legal services provided to ensure the Company was not overbilled and only billed for matters related to its business.  The Company intends to defend the action vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: May 24, 2016	By:/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer

-